                                                                 EXHIBIT 10.19


                     ASSIGNMENT OF GENERAL PARTNER INTEREST
                                AND AMENDMENT TO
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               PIMCO ADVISORS L.P.


         This Assignment of General Partner Interest and Amendment to Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P., dated as of November 30, 1997 (this "Assignment and Amendment Agreement"), is entered into by and between PIMCO Partners, G.P., a California general partnership ("PGP"), and Oppenheimer Capital L.P., a Delaware limited partnership ("Opcap LP").

                                   WITNESSETH:

         WHEREAS, PIMCO Advisors L.P. (the "Partnership") has been formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. sec. 17-101, et seq.) (the "Act") pursuant to a Certificate of Limited Partnership of the Partnership, as filed with the office of the Secretary of State of the State of Delaware (the "Secretary of State") on September 3, 1987 (as amended and restated, the "Certificate"), and an Agreement of Limited Partnership of the Partnership (as amended and restated on October 31, 1997, the "Agreement");

         WHEREAS, PGP is the sole general partner of the Partnership;

         WHEREAS, Opcap LP is an "Affiliate" of PGP, as defined in the Agreement;

         WHEREAS, in contemplation of the merger contemplated by that certain Agreement and Plan of Merger, dated November 4, 1997, as amended, PGP desires to transfer one unit of general partner interest in the Partnership to Opcap LP (the "General Partner Interest") and admit Opcap LP as an additional general partner of the Partnership;

         WHEREAS, Opcap LP desires to be admitted to the Partnership as an additional general partner of the Partnership; and

         WHEREAS, PGP and Opcap LP desire to accomplish the foregoing in accordance with the Agreement which Sections 6.2 and 12.1(a) and (c) therein expressly permit the consummation of the foregoing without any further act, vote or approval of any limited partner of the Partnership.

         NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

         1. Assignment. Notwithstanding any provision in the Agreement to the contrary, for $31.56 received, the receipt and sufficiency of which are hereby acknowledged, upon the execution and delivery of this Assignment and Amendment Agreement by the parties hereto as of the date hereof, PGP does hereby assign, transfer and convey the General Partner Interest to Opcap LP. PGP has obtained a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion prior to the assignment and transfer described in this Section 1.

         2. Admission. Notwithstanding any provision in the Agreement to the contrary, Opcap LP is hereby admitted to the Partnership as a general partner of the Partnership. The admission shall be effective at the time provided in the Amended and Restated Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State which reflects the fact that Opcap LP is a general partner of the Partnership, and shall occur, and for all purposes shall be deemed to have occurred, simultaneously with the assignment of the General Partner Interest to Opcap LP.

         3. Continuation. Opcap LP, together with PGP, does hereby agree to carry on the business of the Partnership without dissolution and to be bound by the Agreement.

         4. Books and Records. PGP and Opcap LP shall take all actions necessary under the Act and the Agreement, to evidence the transfer of the General Partner Interest and the admission of Opcap LP to the Partnership as a general partner of the Partnership.

         5. Future Cooperation. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments of the Agreement, notifications and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transaction contemplated by this Assignment and Amendment.

         6. Binding Effect. This Assignment and Amendment Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

         7. Execution in Counterparts. This Assignment and Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         8. Agreement in Effect. Except as hereby amended, the Agreement shall remain in full force and effect.

         9. Governing Law. This Assignment and Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to its conflict of laws rules.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment and Amendment Agreement to be duly executed as of the day and year first above written.

                                       PIMCO PARTNERS, G.P.

                                       By: Pacific Investment Management
                                           Company, a General Partner


                                           By: /s/ SHARON A. CHEEVER
                                               --------------------------------
                                               Name:  Sharon A. Cheever
                                                      -------------------------
                                               Title: Vice President
                                                      -------------------------

                                       By: PIMCO PARTNERS LLC,
                                           a General Partner


                                           By: /s/ ERNEST L. SCHMIDER
                                               --------------------------------
                                               Name:  Ernest L. Schmider
                                                      -------------------------
                                               Title: Secretary
                                                      -------------------------

                                       OPPENHEIMER CAPITAL, L.P.

                                       By: PIMCO PARTNERS, G.P.,
                                           General Partner

                                       By: Pacific Investment Management
                                           Company, a General Partner


                                           By: /s/ SHARON A. CHEEVER
                                               --------------------------------
                                               Name:  Sharon A. Cheever
                                                      -------------------------
                                               Title: Vice President
                                                      -------------------------

                                       By: PIMCO PARTNERS LLC,
                                           a General Partner


                                           By: /s/ ERNEST L. SCHMIDER
                                               --------------------------------
                                               Name:  Ernest L. Schmider
                                                      -------------------------
                                               Title: Secretary
                                                      -------------------------